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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 21, 2002


                           @Track Communications, Inc.
               (Exact Name of Registrant as Specified in Charter)

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           DELAWARE                    0-26140               51-0352879
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(State or Other Jurisdiction of   (Commission File         (I.R.S. Employer
 Incorporation or Organization)         Number)         Identification Number)
================================================================================

                     1155 Kas Drive, Richardson, Texas 75081
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 301-2000


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 8.  Change in Fiscal Year.

         On May 21, 2002, our board of directors elected to change its fiscal year from January 1 through December 31 in each year, to September 1 to August 31 in each year. @Track decided to change its fiscal year in order to match the fiscal year of its majority stockholder, Minorplanet Systems PLC, and to reduce audit-related expenses associated with audits occurring at different times of the year for each of the two companies. The report covering the transition period of January 1, 2002 through August 31, 2002 will be filed on Form 10-K within ninety (90) days of August 31, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           @TRACK COMMUNICATIONS, INC.

                           /s/ W. Michael Smith
                           -----------------------------------------------------
                               W. Michael Smith
                               Executive Vice President, Chief Financial
                               Officer & Treasurer


Date: June 5, 2002